                                                                   EXHIBIT 23.1



CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Ceridian Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in this Form S-8 registration statement.


                                              /s/ KPMG LLP


Minneapolis, MN
July 20, 1999